Acquisitions	12 Months Ended
Dec. 31, 2022
Acquisitions [Abstract]
Acquisitions

3    Acquisitions

(a) Uber Media Inc.

On March 31, 2021, the Company acquired 100% of the outstanding equity interests in Uber Media Inc., a Delaware corporation, engaged in providing location insights and advertising solutions. This acquisition expands the Company’s capabilities in improving customer experience of its clients through cloud technologies and advanced data analytics and expands its customer base in US. The Company issued 66,140.480 Series U Preferred stock amounting to $69,339,742 as purchase consideration.

The following table summarizes the fair value of assets acquired and liabilities assumed as of the date of acquisition:

March 31, 2021
Assets acquired:
Cash and cash equivalents	2,707,863
Goodwill	56,423,109
Property and equipment	23,518
Intangible assets	15,236,631
Accounts receivable	3,167,292
Prepaid expenses and other current assets	89,493
Total assets acquired	77,647,906
Borrowings	3,397,620
Accounts payable	1,293,922
Accrued expenses and other current liabilities	3,616,622
Net assets acquired	69,339,742

The excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired was recorded as goodwill and is primarily attributed to the synergies expected from expanded market opportunities when integrating the acquired developed technologies with the Company’s offerings as well as acquiring an assembled workforce. The goodwill balance is not deductible for income tax purposes.

Acquisition-related costs of $501,150 associated with the business combination were included in general and administrative expenses in the consolidated statement of operations for the year ended December 31, 2021.

Since the acquisition date, $15,822,516 of revenue and $1,907,798 of net loss have been included in the consolidated statements of operations for the year ended December 31, 2021.

The following table sets forth the components of identifiable intangible assets acquired and their estimated useful lives as of the date of acquisition (in years):

	Fair value	Useful life
Customer relationships	9,614,578	3 years
Software platform	5,622,053	3 years
Total intangible assets	15,236,631

The following unaudited supplemental pro forma combined financial information presents the Company’s combined results of operations for the year ended December 31, 2021 as if the acquisition of UberMedia Inc. had occurred on January 1, 2021. The pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the Company’s operating results that may have occurred had the acquisition of UberMedia Inc. been completed on January 1, 2021. In addition, the unaudited pro forma financial information does not give effect to any anticipated cost savings, operating efficiencies or other synergies that may be associated with the acquisition, or any estimated costs that have been or will be incurred by the Company to integrate the assets and operations of UberMedia Inc.

Year ended December 2021
Revenues	50,110,360
Net loss	(21,422,321)

The unaudited pro forma financial information reflects pro forma adjustments to present the combined pro forma results of operations as if the acquisition had occurred on January 1, 2021 to give effect to certain events the Company believes to be directly attributable to the acquisition. These pro forma adjustments primarily include:

(i)     the elimination of UberMedia Inc. historical depreciation and amortization expense and the recognition of new depreciation and amortization expense;

(ii)    an adjustment to changes in fair value of warrant liabilities which in conjunction with the acquisition was settled at buyout fee as per warrant agreement.

(iii)   an adjustment to present acquisition-related transaction costs and other one-time costs directly attributable to the acquisition as if they were incurred in the earliest period presented; and

(iv)   the related income tax effects of the adjustments noted above, as applicable.